Scout Investments

Scout Small Cap Fund

Supplement dated October 23, 2015 to the Summary Prospectus dated October 31, 2014, as supplemented

The purpose of this supplement is to update the Summary Prospectus regarding changes to the portfolio management team of the Scout Small Cap Fund (the “Fund”).  Thomas W. Laming no longer serves as a portfolio manager of the Fund.  James R. McBride has assumed lead portfolio manager responsibilities for the Fund.

Therefore, the following change is made to the Summary Prospectus:

The table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James R. McBride	Lead Portfolio Manager of the Fund	Co-Portfolio Manager from May 2010 through October 23, 2015; Lead Portfolio Manager since October 23, 2015
Timothy L. Miller	Co-Portfolio Manager of the Fund	Since October 2013

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments